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                                                                   EXHIBIT 10.12
                                     FORM OF
                       REGULATION S SUBSCRIPTION AGREEMENT

                              ARTIFICIAL LIFE, INC.
                               VOTING COMMON STOCK





Artificial Life, Inc.
Four Copley Place, Suite 102
Boston, MA  02116
USA

Gentlemen:

         This Regulation S Subscription Agreement is made by and between Artificial Life, Inc., a Delaware corporation (the "Company"), and the undersigned prospective purchaser (the "Investor"), who is subscribing hereby to purchase shares of either Voting or Non-Voting Common Stock, $.01 par value per share, of the Company (the "Shares"). The terms governing the Investor's subscription for the Shares are set forth herein and in the Confidential Business Plan of Artificial Life, Inc. and the accompanying Offering Supplement (collectively, the "Offering Materials") distributed to a limited number of selected persons resident and physically located outside the United States in connection with the offering of the Shares, a copy of which has been received by the Investor. Each Investor's subscription for Shares is being made in reliance upon the provisions of Regulation S ("Regulation S"), as promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The terms of the offering and the Shares are more fully described in the Offering Materials.

         In consideration of the Company's agreement to sell the Shares to the undersigned upon the terms and conditions set forth in the Offering Materials, the Investor agrees and represents as follows:

A.       SUBSCRIPTION

         1. Subject to the terms of this Subscription Agreement, the Investor hereby irrevocably subscribes for and agrees to purchase Shares, the number of which is indicated on the signature page hereto (the "Subscription"). Simultaneously with the delivery of the combined signature page to this Subscription Agreement, the Stockholders Agreement and the Questionnaire referred to below, (the "Combined Signature Page"), the Investor shall deliver to Palmer & Dodge LLP, counsel to the Company, the appropriate completed questionnaire (the "Questionnaire") and payment by wire transfer of the subscription price for the Shares.
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         The Combined Signature Page and Questionnaire should be sent to:

                  Palmer & Dodge LLP
                  One Beacon Street
                  Boston, MA 02108
                  Attention: Robert Duggan, Esq.

         The purchase price for the Shares should be sent by wire transfer to:

                  Federal Reserve Bank (FedWire)
                  ABA #011000028
                  STATE ST BOS/CUST/BC99/CA0006
                  A/C Palmer & Dodge LLP
                  F/B/O Artificial Life, Inc.
                  Attn. Athena Hartwell

         2. The Investor hereby acknowledges receipt of a copy of the Offering Materials and hereby specifically accepts and adopts each and every term of the offering stated therein and agrees to be bound thereby upon (a) the execution and delivery by the Investor to the Company of the Combined Signature page to this Subscription Agreement, the Stockholders Agreement and the appropriate completed Questionnaire and (b) acceptance by the Company of the Investor's Subscription.

B.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         The Investor hereby represents and warrants to, and agrees with the Company, as follows:

                  (1) The Investor understands that the Shares are being offered and sold to it in reliance on specified exemptions from the registration requirements of the United States federal and state securities laws and that the Company (and the Chairman) is relying upon the truth and accuracy of, and the Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares. The Investor understands that the Shares have not been registered under the Securities Act and are being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon the representations of Investor contained herein.

                  (2) The Investor is purchasing the Shares for its own account or for an account with respect to which it exercises sole investment discretion. The investor or the holder of such account is a purchaser that is not a "US person" (as that term is defined in Rule 902(o) of Regulation S) and at the time of receipt of the Offering Materials and execution of this Subscription Agreement it was located outside the United States for purposes of Regulation S. The re-sale of the Shares has not been pre-arranged with any buyer located in the United States. The Investor is not a "Distributor" as that term is defined in Rule 902(c) of Regulation S.

                  (3) The Shares have not been and will not be registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, US persons, except as permitted below.

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                  (4) The Investor will not offer, resell, pledge or otherwise transfer Shares except (a) in an offshore transaction in accordance with Rule 903 or 904 of Regulation S or (b) pursuant to an exemption from registration under the Securities Act, in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                  (5) The Investor covenants that neither it nor any affiliate nor any other person or entity acting on its or their behalf has the intention of entering or will enter until the first anniversary of the date of its purchase of the Shares any put option, short position or similar instrument or position with respect to the Shares, or use the Shares at any time to settle any put option, short position, or other similar instrument or position entered into prior to execution of this Agreement.

                  (6) Neither the Investor nor any person or entity acting on the Investor's behalf has conducted or will conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S or has conducted or will conduct any general solicitation relating to the offer and sale of the Shares. The Investor knows of no public solicitation or advertisement of an offer in connection with the issuance and sale of the Shares.

                  (7) The Investor has been furnished with, and has carefully read, the Offering Materials, this Subscription Agreement, the Stockholders Agreement and any documents that have been made available to the Investor upon request (to the extent the Investor deemed necessary or appropriate). The Investor is familiar with the business and operations of the Company and understands and has evaluated the merits and risks of a purchase of the Shares. The Investor has been given ample opportunity to ask of and receive answers from Company officials concerning the terms and conditions of the offering and to obtain additional information necessary to verify the accuracy of the information contained in the Offering Materials, as amended, and the Company and the Chairman have made available to the Investor all documents and information that the Investor has requested relating to an investment in the Shares. The Investor has not received or been furnished with any information, statement or representation, oral or written, which varies in any material way from the information presented and the statements made in the Offering Materials. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor's professional, legal, tax, accounting and financial advisors the suitability of an investment in the Shares and has determined that the Shares being subscribed for by the Investor are a suitable investment for the Investor.

                  (8) The Investor recognizes that an investment in the Company involves substantial risk. The Investor has read and understands all of the risk factors related to the purchase of the Shares including, but not limited to, those set forth under the caption "Risk Factors" in the Offering Materials.

                  (9) The Investor: (i) has a pre-existing personal or business relationship with the Company or any of its officers, directors or controlling persons or (ii) by reason of the Investor's business or financial experience or the business or financial experience of the Investor's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly, can be reasonably assumed to have the capacity to protect the Investor's interests in connection with the investment in the Shares.

                  (10) The Investor or the Investor's purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the Investor to utilize the information made available to the Investor in connection with the offering of the Shares

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         to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

                  (11) This Subscription Agreement has been duly authorized, executed and delivered by the Investor and is a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

                  (12) The information presented and the statements made by the Investor in the Questionnaire completed and delivered to the Company with this Subscription, including, without limitation, the information relating to the Investor's income and net worth, are complete and accurate as of this date and may be relied upon by the Company in determining whether to accept this Subscription.

                  (13) The Investor, if a corporation, partnership (general or limited), trust or other similar entity, has not been formed, organized, reorganized, expanded or altered for the specific purpose of acquiring the Shares or for the purpose of investing in any Regulation S securities.

                  (14) The Investor shall indemnify and hold harmless the Company, the Chairman and any officer, director, partner, employee, agent or controlling person of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made by the Investor to any such party concerning the Investor or the Investor's financial position in connection with the offering or sale of the Shares including, without limitation, any such misrepresentation, misstatement or omission contained in the Questionnaire submitted by the Investor, against losses, liabilities and expenses for which the Company or any officer, director, partner, employee, agent or controlling person of the Company has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by such person or entity in connection with such action, suit or proceeding.

C.       UNDERSTANDINGS

         The Investor understands, acknowledges and agrees with the Company and the Chairman as follows:

                  (1) The Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion, at any time before the closing of the Offering, notwithstanding prior receipt by the Investor of notice of acceptance of the Investor's Subscription.

                  (2) The Subscription is and shall be irrevocable by the Investor until the closing of the sale of all shares being offered except that the Investor shall have no obligation hereunder in the event that the Subscription is not accepted for any reason on or prior to the final closing of the Offering on June 30 or any extension thereof.

                  (3) No United States or state agency has made any finding or determination as to the accuracy or adequacy of the Offering Materials or as to the fairness of the terms of this offering for investment, nor any recommendation or endorsement of the Shares.

                  (4) Except as set forth in Section D of this Subscription Agreement, the Company is not under any obligation to register the Shares on behalf of the Investor or to assist the Investor in

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         complying with any exemption from registration therefor. The Investor further acknowledges that neither the Company nor any registrar will register any transfer of the Shares not made in accordance with paragraph B above.

                  (5) All assumptions, estimates and budgets set forth in the Offering Materials have been included therein for purposes of illustration only, and no assurance is given that actual results will correspond with the results contemplated by the various estimates, budgets and assumptions set forth therein.

                  (6) The Investor acknowledges that the information contained in the Offering Materials is confidential and non-public and agrees that all such information shall be kept in confidence by the Investor and neither used by the Investor to the Investor's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information which (a) is part of the public knowledge or literature and readily accessible on the date hereof; (b) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision); or (c) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements including, without limitation, any subscription agreement they may have entered into with the Company).

                  (7) The Investor acknowledges that all certificates for the Shares shall bear the following legend:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.

D.       REGISTRATION RIGHTS

         1. As used herein, "Holder" shall refer to the Investor or the Investor's assigns. "Restricted Securities" shall refer to the Shares.

         2. (i) If the Company at any time proposes, for any reason, to register any of its equity securities under the Securities Act (other than pursuant to a registration statement on Forms S-8, S-4 or similar or successor forms), it shall each such time promptly give written notice to the Holder of its intention to do so. Within 30 days after receipt of any such notice of the Company, the Holder may request the Company to register Restricted Securities, which request shall specify the number of Restricted Securities intended to be sold or disposed of by such Holder and shall state the intended method of disposition of such Restricted Securities by the prospective selling Holder; provided, however, that the number of Shares to be registered by all prospective selling Holders shall, in accordance with the LOI (as defined in the Offering Materials) and any underwriting agreement entered into thereunder, not exceed 200,000 shares in the aggregate or 20% of such Holder's Shares in any instance. Such right is subject in its entirety to the terms of the LOI and any underwriting agreement and is granted to the Holder on the condition that such Holder agrees to sign an agreement not to dispose of any such Shares in any way for a period of six months after the effective date of such registration statement and the remainder of their Shares

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for a period of one year after the effective date, or such longer period as may be required by Nasdaq as a condition for listing. Except as hereinafter provided, the Company shall include Restricted Securities in the registration statement, all to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof, as aforesaid) by the Holder. If such registration statement becomes effective, the Company shall keep said registration statement current for a period of nine (9) months.

                  (ii) Notwithstanding the foregoing, in the event that any registration statement under Section D(2)(i) covers, in whole or in part, an underwritten public offering of securities of the Company and the managing underwriter advises the Company in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration) require a limitation of the number of shares of selling stockholders to be included in the offering or in such registration statement, some or all of such Restricted Securities (as required by the underwriter) shall be excluded from the registration statement.

                  (iii) The Holder hereby agrees that, in the event Holder holds at least five percent (5%) of the aggregate number of shares of Common Stock deemed to be outstanding immediately before the effective date of the registration statement for a public offering of securities of the Company (including any convertible securities or upon the exercise of options, warrants or other rights), and if so requested by the Company and the managing underwriter (if any), such Holder shall agree not to sell or otherwise transfer any Restricted Securities or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided that all Holders holding not less than five percent (5%) of the aggregate number of shares of Common Stock outstanding (including any convertible securities or upon the exercise of options, warrants or other rights) and all officers and directors of the Company enter into similar agreements.

                  (iv) In connection with any Registration Statement to be filed herein, the Company shall:

                           (a)      Furnish to Holder such number of copies of
such registration statement and of each such amendment or supplement thereto (in each case including all exhibits), including a preliminary prospectus, in conformity with the requirements of the Securities Act;

                           (b)      Use its best efforts to register or qualify
the Restricted Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the number of shares initially proposed to be registered is qualified.

                           (c)      Notify  each  seller of  Restricted
Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act of the happening of any event as a result of which the Registration Statement, the prospectus or any document incorporated therein by reference, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and at the request of such seller, prepare and furnish to such seller a post-effective amendment or supplement to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (v) All expenses incurred by the Company in complying with its obligations under Section D hereof, including, without limitation, all registration and filing fees, fees and expenses of

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complying with securities and blue sky laws (not to exceed five (5) states), printing expenses and fees and disbursements of counsel and of independent certified public accountants of the Company shall be paid by the Company; provided, however, that all selling commissions and stock transfer taxes applicable to Restricted Securities covered by the registration effected hereof, and Holder's counsel fees, shall be borne by the Holders.

                  (vi)     Indemnification

                           (a)      In the  event  of any  registration  of any
Restricted Securities under the Securities Act pursuant to this Section D, the Company shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities (including reasonable attorneys' fees), joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act, final prospectus contained therein, any document incorporated by reference therein or any amendment or supplement thereto, or any document prepared and/or furnished by the Company incident to the registration or qualification of any Restricted Securities pursuant to Section D hereof, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission of a material fact made in said registration statement, said prospectus or said amendment or supplement or any document incident to the registration or qualification of any Restricted Securities pursuant to Section D hereof in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation thereof or arises out of information relating to any of the foregoing prior to the sale hereby as reflected in documents, exhibits and financial statements delivered hereunder.

                           (b)      Before Restricted  Securities held by any
prospective seller shall be included in any registration pursuant to Section D, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph (a) of this Section D(vi)) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission of a material fact from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission of a material fact was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, final prospectus or amendment or supplement. The foregoing shall not affect the indemnification obligation of paragraph (a) of Section D(vi) hereof.

                           (c)      Promptly  after receipt by an indemnified
party of notice of the commencement of any actions involving a claim referred to in Section D(vi)(a) or Section D(vi)(b) of this Section (vi), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnified party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be

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responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section D, the indemnifying party shall reimburse such indemnified party for that portion of the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnify agreement provided in this Section D.

                           (d)      The failure to notify an  indemnifying
party of the commencement of any such action, if materially prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section D, but the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Section D(vi).

                           The indemnifying party shall not make any settlement
of any claims indemnified against hereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

                           (e)      If the  indemnification  otherwise provided
for in Section D(vi) is unavailable to or insufficient to hold harmless an indemnified party under subsection D(vi)(a) or D(vi)(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received from the offering by the Company, the holders of Restricted Securities and any underwriter; but if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under Section D(vi)(c) above, each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportions as are appropriate to reflect not only such relative benefits but also relative fault of the Company, the holders of Restricted Securities and any underwriter in connection with the statements or omission which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The parties agree that the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged untrue statement of a material fact relates to information supplied by the Company, the holders of Restricted Securities or underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; that it would not be just and equitable if contribution pursuant to such agreement were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable consideration referred to above in Section D(vi)(a) that the amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof), referred to above in Section D(vi)(a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; that the holders of Restricted Securities shall not be required to contribute any amount in excess of the dollar amount by which the proceeds to be received by such holders from the sale of their respective Restricted Shares exceeds the amount of damages such holders of Restricted Securities would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares or securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission; and that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities

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Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (vi) Holder Information. Each Holder shall provide the Company or any underwriter with such documentation and information as is generally customary to be provided by a seller of registered securities and such other information as the Company may reasonably request.

                  (vii) Rule 144. Notwithstanding any other provision herein, the provisions of this Section D shall not be applicable to the extent a Holder may sell shares pursuant to Rule 144 promulgated under the Securities Act.

E.       MISCELLANEOUS

         1. Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Offering Materials. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural as the identity of the persons or person may require.

         2. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or cancelled except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge, termination, revocation or dissolution is sought.

         3. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered or certified mail (or its equivalent in the Investor's jurisdiction of residence), return receipt requested, if to the Investor, at its address set forth in the Questionnaire submitted by the Investor; if to the Company, at the address of the Company first above written, or to such party at such other address furnished by notice given in accordance with this Section E.

         4. Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company, the Chairman of its Board of Directors (the "Chairman") and the Investor, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.

         5. The Investor and the Company agree that the Company and the Chairman is entitled to rely upon the representations and agreements of the Investor made herein and in the Questionnaire.

         6. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware by and between residents of Delaware, and shall be binding upon the Investor, the Investor's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and the Chairman and their successors and assigns. In the event that any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

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         7. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter thereof and may be amended only by a writing executed by all parties hereto.

F.       EXECUTION OF AGREEMENT BY POWER OF ATTORNEY

         THE INVESTOR ACKNOWLEDGES THAT THE INVESTOR HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE INVESTOR'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, UNLESS SUCH POWER OF ATTORNEY EXPRESSLY PROVIDES FOR THE FURTHER DELEGATION OF SUCH POWER OF ATTORNEY BY THE HOLDER THEREOF, AND IN SUCH EVENT, THE INVESTOR REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

G.       SIGNATURE

         The signature page to this Subscription Agreement is contained as part of the applicable Subscription Materials, entitled "Signature Page to Regulation S Subscription Agreement, Shareholders Agreement and Questionnaire," located at the front of this Subscription Package.




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